UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 13, 2020

MasterCraft Boat Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37502	06-1571747

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 Cherokee Cove Drive Vonore, Tennessee		37885
(Address of Principal Executive Offices)		(Zip Code)

(423) 884-2221

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MCFT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company            ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 1.01	Entry into a Material Definitive Agreement.

On August 13, 2020, MasterCraft Boat Company, LLC (“MasterCraft”), a wholly owned subsidiary of MasterCraft Boat Holdings, Inc. (the “Company”), entered into an agreement with Vectorworks Merritt Island, LLC (the “Seller”) to purchase certain real and personal property located in Merritt Island, Florida for $14.0 million (the “Purchase Agreement”).

The Purchase Agreement contains customary representations, warranties, covenants, and termination rights, as well as indemnification provisions subject to specified limitations. The Purchase Agreement is subject to customary closing conditions and closing is expected to occur in October 2020. The Seller has common ownership with a vendor to certain of the Company’s wholly owned subsidiaries. The foregoing summary of the Purchase Agreement is not complete and is subject to, qualified in its entirety by, and should be read in conjunction with, the full text of the Purchase Agreement, which will be filed as an exhibit to the Company’s next Quarterly Report on Form 10-Q for the quarter ending October 4, 2020.

Item 7.01Regulation FD Disclosure.

On August 17, 2020, the Company issued a press release announcing MasterCraft’s entry into the Purchase Agreement. A copy of the press release is furnished with this Current report on Form 8-K as Exhibit 99.1. The information in this Item 7.01 and in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being furnished as part of this report:

Exhibit Number	Description

99.1	Press Release dated August 17, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERCRAFT BOAT HOLDINGS, INC.

Dated: August 17, 2020	/s/ TIMOTHY M. OXLEY
Timothy M. Oxley
Chief Financial Officer, Treasurer and Secretary